Shares Split (Details Narrative)	Oct. 09, 2016 shares
Shares Split
Share split description	On October 9, 2016, the Company effected a split of the Company's common stock, pursuant to which every one (1) shares of common stock outstanding before the split were converted into twenty million (20,000,000) share of common stock after the split.
Number of common stock shares converted	20,000,000